FORM N-Q CERTIFICATION


I, Mike Williams, certify that:
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1.       I have reviewed this report on Form N-Q of Access Variable Insurance Trust;

2.       Based on my  knowledge,  this report does not contain  any untrue  statement  of a material  fact or omit to state a material fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements were made, not misleading with respect to the period covered by this report;

3.       Based on my  knowledge,  the  schedules  of  investments  included in this  report  fairly  present in all  material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.       The  registrant's  other certifying  officer(s) and I are responsible for  establishing  and maintaining  disclosure controls  and  procedures  (as defined in Rule  30a-3(c)  under the  Investment  Company  Act of 1940) and  internal control over  financial  reporting (as defined in Rule 30a-3(d)  under the  Investment  Company Act of 1940) for the registrant and have:

                  (a) Designed such  disclosure  controls and procedures,  or caused such disclosure  controls and procedures to be designed  under our  supervision,  to ensure that material  information  relating to the  registrant,
                  including  its  consolidated  subsidiaries,   is  made  known  to  us  by  others  within  those  entities, particularly during the period in which this report is being prepared;

                  (b) Evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

                  (c)  Disclosed in this report any change in the  registrant's  internal  control over  financial  reporting that occurred  during the  registrant's  most recent fiscal  quarter that has  materially  affected,  or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.       The  registrant's  other  certifying  officer(s)  and I have  disclosed to the  registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                  (a) All significant  deficiencies  and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

                  (b)  Any  fraud,  whether  or not  material,  that  involves  management  or  other  employees  who  have a significant role in the registrant's internal control over financial reporting.



Date: November 19,2004                                 /s/ Mike Williams

                                                       Mike Williams, President

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                             FORM N-Q CERTIFICATION


I, Mike Williams, certify that:

1.       I have reviewed this report on Form N-Q of Access Variable Insurance Trust;

2.       Based on my  knowledge,  this report does not contain  any untrue  statement  of a material  fact or omit to state a material fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements were made, not misleading with respect to the period covered by this report;

3.       Based on my  knowledge,  the  schedules  of  investments  included in this  report  fairly  present in all  material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.       The  registrant's  other certifying  officer(s) and I are responsible for  establishing  and maintaining  disclosure controls  and  procedures  (as defined in Rule  30a-3(c)  under the  Investment  Company  Act of 1940) and  internal control over  financial  reporting (as defined in Rule 30a-3(d)  under the  Investment  Company Act of 1940) for the registrant and have:

                  (a) Designed such  disclosure  controls and procedures,  or caused such disclosure  controls and procedures to be designed  under our  supervision,  to ensure that material  information  relating to the  registrant,
                  including  its  consolidated  subsidiaries,   is  made  known  to  us  by  others  within  those  entities, particularly during the period in which this report is being prepared;

                  (b) Evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

                  (c)  Disclosed in this report any change in the  registrant's  internal  control over  financial  reporting that occurred  during the  registrant's  most recent fiscal  quarter that has  materially  affected,  or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.       The  registrant's  other  certifying  officer(s)  and I have  disclosed to the  registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                  (a) All significant  deficiencies  and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

                  (b)  Any  fraud,  whether  or not  material,  that  involves  management  or  other  employees  who  have a significant role in the registrant's internal control over financial reporting.



Date: Date: November 19,2004                                  /s/ Mike Williams

                                                       Mike Williams, Treasurer

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